UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2005
Commission File Number: 000-18053
LASERSCOPE
(Exact name of Registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of Incorporation or organization)	77-0049527 (I.R.S. Employer Identification No.)
3070 ORCHARD DRIVE
SAN JOSE, CA 95134-2011
(Address of principal executive offices)
(408) 943-0636
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     Effective on July 29, 2005, Laserscope, a California corporation (the “Company”) entered into a non-exclusive distribution agreement (the “Distribution Agreement”) with Henry Schein, Inc. (“HSI”). Under the Distribution Agreement, HSI, the largest provider of healthcare products and services to office-based practitioners in the combined North American and European markets, will distribute the Company’s full line of light-based aesthetic treatment products to physicians and physician practices within the United States. The initial term of the Distribution Agreement is three years, and automatically renews for successive three year terms unless terminated earlier in accordance with the Distribution Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LASERSCOPE (Registrant)
Date: August 2, 2005	By:	/s/ Derek Bertocci
		Name:	Derek Bertocci
Vice President, Finance and Chief Financial Officer